Supplement to the
Fidelity® Inflation-Protected Bond Index Fund
March 1, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Van Eswara (Co-Portfolio Manager) has managed the fund since 2025.
PIB-I-SUSTK-1025-107 1.9870384.107	October 1, 2025